SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                   FORM 8-K  A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
================================================================================


     Date of report (Date of earliest event reported): January 8, 2002
     Date of this report                               February 21, 2002


                              AUTOLEND GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)




        1-10569                                           22-3137244
(Commission File Number)                       (IRS Employer Identification No.)




            600 CENTRAL AVENUE SW, SUITE 300   ALBUQUERQUE NM  87102
                    (Address of Principal Executive Offices)



                                 (505) 768-1000
                               FAX: (505) 768-1111
              (Registrant's Telephone Number, Including Area Code)



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Page  2  of  2.
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     AutoLend  Group, Inc. amends its 8-K filed January 8, 2002 to report events that require disclosure pursuant to either Section 13 or 15(d) of the Securities Exchange Act of 1934. AutoLend Group, Inc. amends Part IV of its 8-K to read as follows:

     V.   Resignation  of  accounting  firm  Meyners  &  Company, LLC. Effective
     --   -----------------------------------------------------------
          January 8, 2002, the Certified Public Accounting firm of Meyners & Company, LLC resigned as outside CPA firm to AutoLend Group, Inc. The accountant's reports issued by Meyners & Company, LLC for the past two years have been unqualified reports and there have been no modifications as to uncertainty, audit scope, or accounting principles for that two year period.

          There have been no disagreements with Meyners & Company, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years and subsequent interim period preceding the January 8, 2002 resignation of John W. Emery.

          The registrant has requested the former accountant to furnish registrant with a letter addressed to the Commission stating whether it agrees with the statements made in this disclosure. Any letter from the former accountant in response to Item 304(a) and disagreeing with any of the statements contained in this 8-K disclosure will be filed by amendment within thirty days of the date of filing.

          A copy of Meyners & Company, LLC's letter of January 25, 2002 stating that it has no disagreements with Statements made in the January 8, 2002 8-K is attached as Exhibit C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ----------------------------------
                                           (Registrant)


Date:  February 21, 2002                 By  /s/  Luther W. Reynolds
     ---------------------               ------------------------------------
                                             Luther W. Reynolds
                                             Chairman, Board of Directors.


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                                                    Meyners & Company, LLC
                                                    Certified Public Accountants
                                                    Consultants in Business

VIA FACSIMILE TO 202-942-9582                       500 Marquette NW Suite 400
                                                    Albuquerque, New Mexico 87
                                                    P 505/812-8290
                                                    F 505-842-1368
                                                    E cpa@meyners.com
25, January  2002


U.S. Securities and Exchange Commission
450 5th Street NW
Washington, D.C. 20549



Dear Sir or Madam:

This will confirm that we have reviewed the Form 8-K filed by AutoLend Group, Inc. dated January 8, 2002, and that we have no disagreement with the statements made herein.

Very Truly Yours,


Meyners + Company, LLC

/s/  Meyners + Company, LLC



cc:  Mr. Vince Garcia
     AutoLend Group, Inc.
     Commission File Number 1-10569
     VIA HAND DELIVERED AND
     FACSIMILE TRANSACTION TO
     505-768-1111



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